CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report included in this quarterly report on Form 10-Q for the quarter ended September 30, 2000, of Southern California Edison Company into the previously filed Registration Statements which follow:

     Registration Form               File No.                  Effective Date
     -----------------               --------                  --------------
      Form S-3                      33-50251                 September 21, 1993
      Form S-3                      333-44778                September 7, 2000




ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP

Los Angeles
November 13, 2000